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                                                                    EXHIBIT 21.1



                           SUBSIDIARIES OF REGISTRANT


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                                                         Jurisdiction of
                                                          Incorporation
                      Name
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
3044007 Nova Scotia Company                            Nova Scotia, Canada
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3044869 Nova Scotia Company                            Nova Scotia, Canada
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Centile, Inc.                                             Delaware, USA
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Netergy Microelectronics, Inc.                           California, USA
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Netergy Microelectronics, Ltd.                           United Kingdom
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Netergy Networks Canada Company                        Nova Scotia, Canada
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Netergy Networks Canada Holding Company                   Delaware, USA
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Odisei S.A.                                                  France
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UForce Holding Company                                    Delaware, USA
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Visit, Inc.                                              California, USA
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




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